Exhibit 99.1

FOR IMMEDIATE RELEASE

Kaiser Aluminum Announces Quarterly Dividend Payment and
Third Quarter 2010 Earnings Release and Conference Call Schedule

FOOTHILL RANCH, Calif. – October 11, 2010 – Kaiser Aluminum Corporation (NASDAQ:KALU) today announced that its Board of Directors has declared a quarterly cash dividend payment of $0.24 per share on the Company’s outstanding common stock. The dividend will be payable on November 15, 2010 to shareholders of record at the close of business on October 22, 2010.

Kaiser Aluminum also announced that it plans to release its third quarter and year-to-date 2010 financial and operating results before the market opens on Monday, October 25, 2010 and will host its quarterly conference call later that day at:

10:00 a.m. Pacific
12:00 p.m. Central
1:00 p.m. Eastern

The conference call can be directly accessed from the U.S. and Canada at 800-580-5706, internationally at 913-312-0703, or through the Company’s website at http://www.kaiseraluminum.com. An audio archive will be available on the Company’s website following the call.

Kaiser Aluminum Corporation, headquartered in Foothill Ranch, Calif., is a leading producer of semi-fabricated specialty aluminum products, serving customers worldwide with highly-engineered solutions for aerospace and high-strength, general engineering, and custom automotive and industrial applications. The Company’s North American facilities produce value-added sheet, plate, extrusions, rod, bar, wire and tube products, adhering to traditions of quality, innovation and service that have been key components of our culture since the Company was founded in 1946. The Company’s stock is included in the Russell 2000® index and the S&P SmallCap 600® index.

Additional Information
For more information, please visit the Company’s web site at www.kaiseraluminum.com. The web site includes a section for investor relations under which the Company provides notifications of news or announcements regarding its financial performance, including SEC filings, investor events, press and earnings releases. In addition, all Company filings submitted to the Securities and Exchange Commission (SEC) are available through a link to the section of the SEC’s web site at www.sec.gov which includes: Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Proxy Statements for the Company’s annual stockholder’s meetings and other information statements as filed with the SEC. In addition, the Company provides a webcast of its quarterly earnings calls and certain events in which management participates in or hosts with members of the investment community.

This press release contains statements based on management’s current expectations, estimates and projections that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 involving known and unknown risks and uncertainties that may cause actual results, performance or achievements of the Company to be materially different from those expressed or implied. These factors include: (a) changes in economic or aluminum industry business conditions generally, including supply, demand and credit conditions and conditions in the markets served by the Company, including aerospace, defense, general engineering, automotive, distribution and other markets; (b) the impact of the Company’s future earnings, financial condition, capital requirements and other factors on its ability to pay future dividends and any decision by the Company’s board of directors in that regard; and (c) other risk factors summarized in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended March 31, 2010 . All information in this release is as of the date of the release. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Investor Relations Contact:
Melinda C. Ellsworth
Kaiser Aluminum Corporation
(949) 614-1757

Public Relations Contact:
Dave Quast
FD
646- 421-5341